UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2007

SUNESIS PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51531	94-3295878
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

341 Oyster Point Boulevard South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 266-3500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 5, 2007, the Board of Directors (the “Board”) of Sunesis Pharmaceuticals, Inc. (“Sunesis”) approved an amendment to the Amended and Restated Sunesis 2006 Employment Commencement Incentive Plan (the “Amended 2006 Plan”) providing for an increase in the number of shares of Sunesis’ common stock reserved for issuance under the plan by 125,000 shares, such that an aggregate of 525,000 shares of common stock may be issued pursuant to awards under the Amended 2006 Plan. The inducement awards granted pursuant to the Amended 2006 Plan are awarded pursuant to The NASDAQ Marketplace Rule 4350(i)(1)(A)(iv) and must be made in connection with an employee’s commencement of employment with Sunesis and must be an inducement material to his or her entering into employment with Sunesis. The Amended 2006 Plan is not subject to the approval of Sunesis’ stockholders.

The foregoing summary of the amendment is qualified in its entirety by the Amended 2006 Plan, a copy of which is attached hereto as Exhibit 10.43 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 5, 2007, the Board approved an amendment to Sunesis’ Amended and Restated Bylaws (the “Amended Bylaws”) to clarify that shares of Sunesis’ capital stock may be either certificated or uncertificated. The Amended Bylaws were adopted in order to comply with the requirement that NASDAQ-listed securities be eligible for a Direct Registration System (“DRS”) by January 1, 2008, which is currently administered by The Depository Trust Corporation. The DRS permits an investor's ownership to be recorded and maintained on the books of the issuer or the transfer agent without the issuance of a physical stock certificate and allows an investor to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates. To be DRS eligible, an issuer is required to use a transfer agent that meets The Depositary Trust Corporation's requirements for direct registered securities. Moreover, the transfer agent must instruct The Depositary Trust Corporation to designate the company's securities as "direct registered eligible securities." The Board also changed the default annual meeting date in the Amended Bylaws from the second Tuesday in May to a date set by the Board.

The foregoing summary of the amendment is qualified in its entirety by the Amended Bylaws, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On December 5, 2007, the Board also approved an amendment to Sunesis’ Code of Business Conduct & Ethics (the “Amended Code”) to provide additional detail and clarity, including the inclusion of a related-party transactions policy and a policy covering business gifts and entertainment received by an employee to encourage the highest standards of business and personal ethics in the discharge of assigned responsibilities among Sunesis’ directors, officers and employees and in continued compliance with the rules and regulations of the Securities and Exchange Commission and The NASDAQ Stock Market LLC to which Sunesis is subject.

The foregoing summary of the amendment is qualified in its entirety by the Amended Code, a copy of which is attached hereto as Exhibit 10.53 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.2	Amended and Restated Bylaws.
10.43	Amended and Restated 2006 Employment Commencement Incentive Plan.
10.53	Code of Business Conduct & Ethics, as amended to date.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 11, 2007

SUNESIS PHARMACEUTICALS, INC.

By:	/s/ Valerie L. Pierce
Valerie L. Pierce
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
3.2	Amended and Restated Bylaws.
10.43	Amended and Restated 2006 Employment Commencement Incentive Plan.
10.53	Code of Business Conduct & Ethics, as amended to date.